Putnam
Voyager
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-04

[GRAPHIC OMITTED: COMPASS]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

In recent months we have communicated with you about Putnam's commitment to establishing high fiduciary standards within the investment management industry. The firm's efforts took a step forward in January with a series of initiatives that were outlined in a letter to shareholders from Putnam President and CEO Ed Haldeman. Among other things, Putnam is placing voluntary limits on fund expenses and reducing sales loads. In addition, beginning this spring, shareholder communications will provide enhanced disclosure, including a comparison of fund costs with industry averages and a gauge of each fund's relative risk. They will also disclose the number of shares held by Putnam employees and discuss how the portfolio management team is compensated. Another new measure, taking effect April 19, 2004, will impose a 2% fee on shares that are sold within 5 days of purchase. This redemption fee demonstrates Putnam's commitment to preventing short-term trading in its funds, which can be detrimental to shareholders.

These changes serve to advance shareholder interests and provide a framework to help you make financial decisions. We encourage you to review the new disclosure as it is implemented and discuss it with your financial advisor. While we are pleased with this progress, the Trustees and Putnam are continuing to explore other measures that may provide greater transparency and enhanced protection for long-term shareholders.

Improving conditions for stocks continued through your fund's most recent semiannual period, which ended January 31, 2004. Your fund posted a considerable advance in the six-month period and outperformed the average for its peer group (based on results at net asset value). However, disappointing results from several health-care and technology holdings caused it to underperform its benchmark index. In the following report, your portfolio management team describes the factors that contributed to these results and how they have recently adjusted the fund's positioning based on their current outlook for business conditions.

We thank you for your continued support of Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 17, 2004



Report from Fund Management

Fund highlights

 * During Putnam Voyager Fund's semiannual period, which ended January 31, 2004, class A shares returned 12.04% at net asset value (NAV) and 5.61% at public offering price (POP).

 * Based on results at NAV, the fund's class A shares underperformed the 14.23% advance of the Russell 1000 Growth Index, the fund's benchmark, which we attribute to weakness in certain sectors.

 * The fund narrowly outperformed the 11.81% average gain of its peer group, the Lipper Large-Cap Growth Funds category, based on results at NAV.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Buoyed by a rising economy, stocks appreciated at an impressive rate during the fund's semiannual period, which ended January 31, 2004. While the market rally was broad, the large-cap growth stocks that your fund favors were not in the forefront of the advance. Value-style stocks as well as mid- and small-capitalization stocks had generally stronger results. The economy's surprising strength seemed to prompt investors to take somewhat bigger risks by investing in these types of stocks, which tend to have uneven growth prospects. Your fund underperformed its benchmark index primarily because of weakness in the health-care and technology sectors. Beginning early in the period, we gradually changed the mix of holdings in these sectors based on business conditions we saw developing for coming months, and these adjustments helped the fund at NAV to outperform the average return of its peers during the period.

FUND PROFILE

Putnam Voyager Fund seeks capital appreciation by investing in stocks of companies that Putnam management believes offer above-average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund may be appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.


Market overview

Early in the period, data indicated the U.S. economy was accelerating. This was confirmed when the government announced that gross domestic product (GDP) expanded at an 8.2% rate in the third quarter of 2003, the fastest pace in 20 years. The expansion moderated in the closing months of the fund's semiannual period, when GDP growth slowed to 3%-4%. While less impressive, this outcome eased some concerns that the Federal Reserve Board would need to raise interest rates to slow the economy. Fortunately, corporations were able to translate these positive conditions into impressive earnings growth for investors. The rally continued in spite of geopolitical events, including terrorist bombings in Iraq and Turkey. The December capture of Saddam Hussein contributed to confidence.

The recovery spread across different sectors of the market. As business capital investment improved, technology and telecommunications companies enjoyed stronger orders. Financial stocks also did relatively well because mortgage lending remained brisk, credit card companies were stable, and investment banking and brokerage stocks benefited from a stronger stock market. Consumer spending remained active, supporting retailers and media stocks. Manufacturing expanded vigorously, helping industrial, capital goods, and basic materials stocks. The health-care sector was one exception. Investors lost interest in the sector because economic acceleration typically does not boost demand for pharmaceuticals.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                14.23%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.35%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             22.67%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.23%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.49%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.88%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       11.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/04.
-------------------------------------------------------------------------------

Strategy overview

The prospects for a stronger economy and for stable to declining interest rates led us to change the portfolio's sector weightings. We expected the strong economic growth to trigger a long-awaited increase in capital spending by businesses, hence we increased our holdings in semiconductor and communications equipment stocks. We funded a portion of this increase by reducing the fund's positions in large pharmaceutical manufacturing and distribution companies. The outlook for these stocks has been clouded by patent expiration issues, severe price competition, and political disputes regarding the importation of drugs from Canada.

We have maintained an overweight to financial stocks, relative to the benchmark index. While this sector's overall weighting changed little, we increased the portfolio's positions in several investment banking and brokerage stocks that we think offer attractive growth rates after a period of some difficulties in the industry. We also have kept significant exposure to consumer finance companies that we believe should continue to perform well.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                 as of 7/31/03                 as of 1/31/04

Pharmaceuticals                      15.4%                          11.7%

Retail                               11.4%                          11.4%

Electronics                           5.6%                           9.7%

Software                              8.8%                           8.8%

Communications
equipment                             3.9%                           6.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Holdings in the health-care and technology sectors, two large components of the portfolio, generally appreciated, but many did not keep pace with the robust market gains during this period. Our holdings in pharmaceutical stocks suffered a downturn because of continued deterioration in prospects for large pharmaceutical stocks. Impending patent expirations and the threat of drug imports contributed to the downturn. Pfizer and Wyeth, two pharmaceutical stocks, underperformed the market and we reduced the fund's exposure to them. In another area of health care, big drug distributors were locked in a price war that was harmful to all involved. AmerisourceBergen and Cardinal Health, two holdings engaged in pharmaceutical distribution and services, underperformed. We trimmed these positions in moving to an underweight in the health-care sector. We are looking to the future for a point when health-care stocks reach attractive valuations. As these opportunities arise, they would lead us to increase our positions in the sector.

In the technology sector, we had a mix of results. The fund had overweight exposure to Intel, relative to its benchmark, and the stock performed well thanks to better-than-expected sales of microprocessors, chipsets, and motherboards. Unfortunately, an underweight position in Texas Instruments hurt relative results, though we have since established a larger position in this stock because it continues to have attractive growth prospects. In the computer industry, our underweight exposure to EMC had a negative impact. Among software stocks, one of the portfolio's top overweights, Symantec, did well, but Microsoft and Oracle underperformed the sector. Qualcomm, which makes technology for wireless telephone handsets, did well after exceeding its sales expectations. To increase the fund's exposure to the technology sector, we built a larger position in Oracle and established new positions in Applied Materials, Analog Devices, and Veritas Software, as well as other technology stocks.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  General Electric Co.
   Conglomerates

2  Intel Corp.
   Electronics

3  Pfizer, Inc.
   Pharmaceuticals

4  Microsoft Corp.
   Software

5  Cisco Systems, Inc.
   Communications equipment

6  Wal-Mart Stores, Inc.
   Retail

7  Johnson & Johnson
   Pharmaceuticals

8  MBNA Corp.
   Consumer finance

9  Dell, Inc.
   Computers

10 Lowe's Cos., Inc.
   Retail

Footnote reads:
These holdings represent 34.7% of the fund's net assets as of 1/31/04. The fund's holdings will change over time.

Two of the fund's large financial holdings were credit-card companies Capital One and MBNA. Both experienced fundamental improvement during the period. Capital One's credit quality improved, meaning that its customer base is better able to service debt. The company's lending also expanded and its recent earnings have exceeded expectations. MBNA's performance improved as it lost fewer customers to competitors, putting it in a stronger position in the industry. Both of the stocks contributed positively to performance during the semiannual period.

Our positioning in the consumer staples sector was effective. We maintained the fund's overweight exposure, relative to the benchmark, in Altria, the consumer conglomerate formerly known as Philip Morris, which outperformed the industry. We also had an underweight position in beverage stocks, including Anheuser-Busch. We have decided to maintain an underweight position in the consumer staples sector because these stocks tend to lag when the market has upward momentum.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), Tony Elavia (Portfolio Member), Walt Pearson (Portfolio Member), and David Santos (Portfolio Member).

OF SPECIAL INTEREST

Putnam introduces a new redemption fee to protect long-term investors in the funds. For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 calendar days of purchase. The fee applies to all Putnam funds except money market funds, variable annuity funds, and closed-end funds. Beginning on April 19, 2004, the 1% redemption fee currently applicable to international, global, and taxable high-yield funds will be imposed on shares that are exchanged or redeemed within 6 to 90 days of purchase. Please see your fund's prospectus for additional information or talk to your financial advisor.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We expect that the economy and financial markets will remain healthy in 2004. We believe that interest rates, even if they rise modestly, are likely to remain near historic low levels. We have positioned the portfolio accordingly. As described earlier, we have a large overweight to the technology sector because, based on our research, we anticipate that corporate spending on information technology will generate strong earnings growth for a wide variety of companies in this sector. The portfolio's positioning with regard to consumer-related stocks is more cautious. Our research suggests that consumer spending might weaken during 2004 as the effects of last year's tax cuts wear off. Recent sluggish growth in the jobs market is another reason for treading carefully in these areas. We still favor select consumer-oriented companies in the financial sector, but we are not emphasizing banks because we believe that their outlook is less attractive given the possibility of modest interest-rate increases in the coming year. While many of the portfolio's sector weightings are neutral relative to the benchmark, we have underweight positions in health care and consumer staples, sectors that we consider likely to be out of favor with the market. We will continue to actively analyze stocks in these sectors because we believe that at some point in the future they are likely to offer greater potential. Across the board, we continue to look for high-quality large and midsize growth companies with high-caliber management teams.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/04
----------------------------------------------------------------------------------------------------

                       Class A           Class B           Class C            Class M       Class R
(inception dates)     (4/1/69)          (4/27/92)         (7/26/99)          (12/1/94)     (1/21/03)
----------------------------------------------------------------------------------------------------
                     NAV     POP       NAV     CDSC      NAV     CDSC       NAV     POP       NAV
----------------------------------------------------------------------------------------------------
6 months            12.04%   5.61%    11.66%   6.66%    11.69%  10.69%    11.83%   7.89%    11.91%
----------------------------------------------------------------------------------------------------
1 year              30.15   22.65     29.14   24.14     29.18   28.18     29.50   24.96     29.90
----------------------------------------------------------------------------------------------------
5 years            -10.22  -15.37    -13.55  -14.87    -13.43  -13.43    -12.40  -15.45    -11.27
Annual average      -2.13   -3.28     -2.87   -3.17     -2.84   -2.84     -2.61   -3.30     -2.36
----------------------------------------------------------------------------------------------------
10 years           128.09  114.99    111.62  111.62    111.72  111.72    117.17  109.54    122.72
Annual average       8.60    7.95      7.78    7.78      7.79    7.79      8.06    7.68      8.34
----------------------------------------------------------------------------------------------------
Annual average
(life of fund)      12.01   11.82     10.99   10.99     11.17   11.17     11.28   11.17     11.72
----------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------------------------
                       Class A            Class B           Class C            Class M        Class R
(inception dates)     (4/1/69)           (4/27/92)         (7/26/99)          (12/1/94)      (1/21/03)
------------------------------------------------------------------------------------------------------
                    NAV     POP        NAV     CDSC       NAV     CDSC       NAV     POP        NAV
------------------------------------------------------------------------------------------------------
6 months           12.49%   6.02%     12.11%   7.11%     12.13%  11.13%     12.19%   8.30%     12.36%
------------------------------------------------------------------------------------------------------
1 year             24.71   17.49      23.72   18.72      23.69   22.69      23.97   19.62      24.47
------------------------------------------------------------------------------------------------------
5 years            -7.69  -13.01     -11.09  -12.45     -11.00  -11.00      -9.94  -13.11      -8.82
Annual average     -1.59   -2.75      -2.32   -2.62      -2.30   -2.30      -2.07   -2.77      -1.83
------------------------------------------------------------------------------------------------------
10 years          129.08  115.93     112.41  112.41     112.60  112.60     117.93  110.26     123.62
Annual average      8.64    8.00       7.82    7.82       7.83    7.83       8.10    7.71       8.38
------------------------------------------------------------------------------------------------------
Annual average
(life of fund)     11.97   11.78      10.95   10.95      11.13   11.13      11.24   11.13      11.69
------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/04
-------------------------------------------------------------------------------
                                                                 Lipper
                                                               Large-Cap
                         Russell 1000        S&P 500         Growth Funds
                        Growth Index*         Index*       category average+
-------------------------------------------------------------------------------
6 months                   14.23%             15.23%             11.81%
-------------------------------------------------------------------------------
1 year                     35.69              34.57              31.50
-------------------------------------------------------------------------------
5 years                   -25.87              -5.01             -20.49
Annual average             -5.81              -1.02              -4.77
-------------------------------------------------------------------------------
10 years                  140.64             181.31             105.75
Annual average              9.18              10.90               7.26
-------------------------------------------------------------------------------
Annual average
(life of fund)                --                 --               9.30
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* The inception date of the Russell 1000 Growth Index was December 31, 1978, and the inception date of the S&P 500 Index was December 31, 1969. Both were after the fund's inception.

+ Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/04, there were 624, 609, 323, and 91 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/04
-------------------------------------------------------------------------------
                  Class A      Class B     Class C      Class M       Class R
-------------------------------------------------------------------------------
Share value:    NAV     POP      NAV         NAV      NAV      POP       NAV
-------------------------------------------------------------------------------
7/31/03       $14.45  $15.33   $12.78      $14.03   $13.70   $14.20    $14.44
-------------------------------------------------------------------------------
1/31/04        16.19   17.09+   14.27       15.67    15.32    15.88     16.16
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect January 28, 2004.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January  31, 2004 (Unaudited)

Common stocks (99.9%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------
       557,300 Omnicom Group, Inc.                                  $45,921,520

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------
       561,900 L-3 Communications Holdings, Inc.                     30,039,174
     1,029,400 United Technologies Corp.                             98,348,876
                                                                 --------------
                                                                    128,388,050

Airlines (0.1%)
-------------------------------------------------------------------------------
       986,400 Southwest Airlines Co.                                14,746,680

Banking (1.5%)
-------------------------------------------------------------------------------
       856,300 Doral Financial Corp.                                 27,804,061
     1,833,100 State Street Corp.                                    98,712,435
     1,771,000 U.S. Bancorp                                          50,066,170
       717,400 Wells Fargo & Co.                                     41,185,934
       669,700 Zions Bancorp.                                        39,271,208
                                                                 --------------
                                                                    257,039,808

Beverage (2.2%)
-------------------------------------------------------------------------------
     1,077,400 Anheuser-Busch Cos., Inc.                             54,645,728
     2,454,700 Coca-Cola Enterprises, Inc.                           56,212,630
     5,758,500 PepsiCo, Inc.                                        272,146,710
                                                                 --------------
                                                                    383,005,068

Biotechnology (2.8%)
-------------------------------------------------------------------------------
     4,132,300 Amgen, Inc. (NON)                                    266,492,027
       747,700 Amylin Pharmaceuticals, Inc. (NON)                    14,445,564
       546,800 Biogen Idec, Inc. (NON)                               23,397,572
       656,800 Genentech, Inc. (NON)                                 62,724,400
     1,072,500 Genzyme Corp. (NON)                                   58,826,625
     1,103,700 Gilead Sciences, Inc. (NON)                           60,560,019
                                                                 --------------
                                                                    486,446,207

Building Materials (0.3%)
-------------------------------------------------------------------------------
     2,016,400 Masco Corp.                                           53,757,224

Cable Television (1.2%)
-------------------------------------------------------------------------------
       559,800 Comcast Corp. Class A (NON)                           19,100,376
     3,276,800 Comcast Corp. Class A (Special)
               (NON)                                                107,970,560
     2,054,000 Echostar Communications Corp. Class
               A (NON)                                               74,971,000
                                                                 --------------
                                                                    202,041,936

Chemicals (1.4%)
-------------------------------------------------------------------------------
     2,987,100 3M Co.                                               236,249,739

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------
       338,100 H&R Block, Inc.                                       19,586,133
       403,300 Iron Mountain, Inc. (NON)                             16,789,379
     1,784,600 Yahoo!, Inc. (NON)                                    83,608,510
                                                                 --------------
                                                                    119,984,022

Communications Equipment (6.9%)
-------------------------------------------------------------------------------
     3,531,400 Avaya, Inc. (NON)                                     61,375,732
    25,456,600 Cisco Systems, Inc. (NON)                            652,707,224
       593,200 Foundry Networks, Inc. (NON)                          14,135,956
       426,800 Harris Corp.                                          20,776,624
     1,223,600 Juniper Networks, Inc. (NON)                          35,349,804
     2,761,400 Nokia OYJ ADR (Finland)                               57,050,524
     7,085,900 Nortel Networks Corp. (Canada) (NON)                  55,411,738
       379,400 Polycom, Inc. (NON)                                    8,980,398
     4,940,800 QUALCOMM, Inc.                                       288,641,536
                                                                 --------------
                                                                  1,194,429,536

Computers (3.7%)
-------------------------------------------------------------------------------
     9,600,000 Dell, Inc. (NON)                                     321,312,000
     8,135,900 EMC Corp. (NON)                                      114,228,036
     1,948,300 Lexmark International, Inc. (NON)                    161,494,587
     1,380,900 SunGard Data Systems, Inc. (NON)                      42,987,417
                                                                 --------------
                                                                    640,022,040

Conglomerates (5.3%)
-------------------------------------------------------------------------------
    27,334,400 General Electric Co.                                 919,255,872

Consumer Finance (3.3%)
-------------------------------------------------------------------------------
     3,403,400 Capital One Financial Corp.                          241,913,672
    11,975,500 MBNA Corp.                                           322,859,480
                                                                 --------------
                                                                    564,773,152

Consumer Goods (1.7%)
-------------------------------------------------------------------------------
     2,840,400 Procter & Gamble Co.                                 287,107,632

Consumer Services (0.1%)
-------------------------------------------------------------------------------
       433,800 Getty Images, Inc. (Canada) (NON)                     21,408,030

Containers (0.1%)
-------------------------------------------------------------------------------
       393,300 Sealed Air Corp. (NON)                                19,582,407

Distribution (0.2%)
-------------------------------------------------------------------------------
       274,400 Performance Food Group Co. (NON)                       8,599,696
       769,700 SYSCO Corp.                                           29,194,721
                                                                 --------------
                                                                     37,794,417

Electric Utilities (0.9%)
-------------------------------------------------------------------------------
     4,429,900 Edison International                                  97,457,800
       899,200 Entergy Corp.                                         52,585,216
                                                                 --------------
                                                                    150,043,016

Electronics (9.7%)
-------------------------------------------------------------------------------
     2,607,100 Altera Corp. (NON)                                    58,372,969
     1,225,800 Analog Devices, Inc.                                  58,654,530
     1,569,200 Arrow Electronics, Inc. (NON)                         41,991,792
    28,082,400 Intel Corp.                                          859,321,440
       640,500 Intersil Corp. Class A                                16,806,720
     1,185,800 Jabil Circuit, Inc. (NON)                             35,099,680
       966,400 Linear Technology Corp.                               38,656,000
     1,750,800 LSI Logic Corp. (NON)                                 18,015,732
       565,300 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                       23,516,480
       955,700 Maxim Integrated Products, Inc.                       48,884,055
     2,206,800 PMC - Sierra, Inc. (NON)                              48,350,988
     1,597,500 QLogic Corp. (NON)                                    71,823,600
       748,000 SanDisk Corp. (NON)                                   40,721,120
     8,487,500 Texas Instruments, Inc.                              266,083,125
     1,066,400 Xilinx, Inc. (NON)                                    44,692,824
                                                                 --------------
                                                                  1,670,991,055

Energy (0.1%)
-------------------------------------------------------------------------------
       882,300 GlobalSantaFe Corp. (Cayman Islands)                  24,086,790

Financial (3.5%)
-------------------------------------------------------------------------------
       692,300 American Express Co.                                  35,888,832
     3,679,700 Citigroup, Inc.                                      182,071,556
     3,644,700 Fannie Mae                                           281,006,370
     1,593,100 Freddie Mac                                           99,441,302
                                                                 --------------
                                                                    598,408,060

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------
       805,600 GTECH Holdings Corp.                                  44,799,416
     1,172,400 Harrah's Entertainment, Inc.                          62,137,200
                                                                 --------------
                                                                    106,936,616

Health Care Services (5.1%)
-------------------------------------------------------------------------------
       892,200 AmerisourceBergen Corp.                               49,115,610
       147,900 Anthem, Inc. (NON)                                    12,095,262
     1,940,400 Cardinal Health, Inc.                                124,399,044
     1,304,500 Caremark Rx, Inc. (NON)                               34,895,375
       322,600 Community Health Systems, Inc. (NON)                   9,116,676
     3,261,000 Coventry Health Care, Inc. (NON)                     144,136,200
       220,900 Express Scripts, Inc. Class A (NON)                   15,279,653
       451,200 Fisher Scientific International,
               Inc. (NON)                                            20,146,080
     1,241,800 Health Management Associates, Inc.                    30,436,518
       602,800 Henry Schein, Inc. (NON)                              42,280,392
       713,300 IMS Health, Inc.                                      18,353,209
       579,200 Manor Care, Inc.                                      20,677,440
       230,000 McKesson Corp.                                         6,757,400
     1,155,300 Medco Health Solutions, Inc. (NON)                    42,572,805
       321,700 Mid Atlantic Medical Services, Inc.
               (NON)                                                 21,795,175
       677,900 Patterson Dental Co. (NON)                            44,707,505
       765,900 Steris Corp. (NON)                                    19,377,270
     2,014,900 UnitedHealth Group, Inc.                             122,667,112
       641,000 Universal Health Services, Inc.
               Class B                                               35,203,720
       285,200 WellChoice, Inc. (NON)                                10,438,320
       433,500 WellPoint Health Networks, Inc.
               (NON)                                                 45,517,500
                                                                 --------------
                                                                    869,968,266

Homebuilding (0.4%)
-------------------------------------------------------------------------------
     1,261,500 D.R. Horton, Inc.                                     35,448,150
       770,700 Lennar Corp.                                          33,987,870
                                                                 --------------
                                                                     69,436,020

Household Furniture and Appliances (0.6%)
-------------------------------------------------------------------------------
     1,299,500 Whirlpool Corp.                                       98,697,025

Insurance (1.7%)
-------------------------------------------------------------------------------
     3,737,700 American International Group, Inc.                   259,583,265
       789,300 Fidelity National Financial, Inc.                     32,527,053
                                                                 --------------
                                                                    292,110,318

Investment Banking/Brokerage (0.6%)
-------------------------------------------------------------------------------
     3,314,100 Charles Schwab Corp. (The)                            41,724,519
       794,000 Merrill Lynch & Co., Inc.                             46,679,260
        17,834 Piper Jaffray Companies, Inc. (NON)                      837,306
       499,500 SEI Investments Co.                                   16,943,040
                                                                 --------------
                                                                    106,184,125

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------
       380,300 Marriott International, Inc. Class A                  16,881,517
     2,720,400 Royal Caribbean Cruises, Ltd.                        115,263,348
                                                                 --------------
                                                                    132,144,865

Media (1.0%)
-------------------------------------------------------------------------------
       987,900 Fox Entertainment Group, Inc. Class
               A (NON)                                               29,577,726
       689,900 InterActiveCorp. (NON)                                22,352,760
     5,558,700 Liberty Media Corp. Class A (NON)                     64,703,268
     1,974,500 Time Warner, Inc. (NON)                               34,691,965
     1,162,800 Walt Disney Co. (The)                                 27,907,200
                                                                 --------------
                                                                    179,232,919

Medical Technology (2.5%)
-------------------------------------------------------------------------------
       262,800 Beckman Coulter, Inc.                                 14,325,228
     1,758,300 Boston Scientific Corp. (NON)                         71,721,057
     1,702,700 Guidant Corp.                                        108,768,476
     3,798,100 Medtronic, Inc.                                      186,942,482
       287,000 St. Jude Medical, Inc. (NON)                          20,620,950
       433,900 Varian Medical Systems, Inc. (NON)                    35,987,666
                                                                 --------------
                                                                    438,365,859

Metals (0.3%)
-------------------------------------------------------------------------------
     1,497,100 Freeport-McMoRan Copper & Gold, Inc.
               Class B                                               55,183,106

Oil & Gas (0.2%)
-------------------------------------------------------------------------------
       562,800 Burlington Resources, Inc.                            30,807,672

Pharmaceuticals (11.7%)
-------------------------------------------------------------------------------
     4,848,200 Abbott Laboratories                                  208,860,456
     1,327,500 Allergan, Inc.                                       109,983,375
       304,700 Barr Pharmaceuticals, Inc. (NON)                      22,940,863
     1,501,500 Forest Laboratories, Inc. (NON)                      111,846,735
     8,751,300 Johnson & Johnson                                    467,494,446
     1,704,000 Merck & Co., Inc.                                     81,110,400
    22,881,400 Pfizer, Inc.                                         838,145,682
     4,035,900 Wyeth                                                165,270,105
                                                                 --------------
                                                                  2,005,652,062

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       295,400 Lexar Media, Inc. (NON)                                4,312,840
     3,635,600 Xerox Corp. (NON)                                     53,225,184
                                                                 --------------
                                                                     57,538,024

Regional Bells (0.3%)
-------------------------------------------------------------------------------
     1,707,600 BellSouth Corp.                                       49,913,148

Restaurants (0.6%)
-------------------------------------------------------------------------------
       340,200 CBRL Group, Inc.                                      12,767,706
     1,725,900 Starbucks Corp. (NON)                                 63,444,084
     1,032,200 Yum! Brands, Inc. (NON)                               35,001,902
                                                                 --------------
                                                                    111,213,692

Retail (11.4%)
-------------------------------------------------------------------------------
     2,372,700 Advance Auto Parts, Inc. (NON)                        92,345,484
     1,065,100 AutoZone, Inc. (NON)                                  89,809,232
     1,674,500 Bed Bath & Beyond, Inc. (NON)                         68,001,445
     2,070,100 Best Buy Co., Inc.                                   104,312,339
       980,700 Chico's FAS, Inc. (NON)                               36,128,988
     1,011,200 Family Dollar Stores, Inc.                            35,027,968
       550,700 Federated Department Stores, Inc.                     26,147,236
     7,500,800 Home Depot, Inc. (The)                               266,053,376
     1,319,100 Kohl's Corp. (NON)                                    58,436,130
     1,837,500 Kroger Co. (NON)                                      34,048,875
     5,574,700 Lowe's Cos., Inc.                                    298,525,185
       358,800 Michaels Stores, Inc.                                 16,063,476
       660,100 PETsMART, Inc.                                        15,492,547
       674,800 Rent-A-Center, Inc. (NON)                             21,033,516
     4,689,800 Staples, Inc. (NON)                                  124,795,578
       272,400 Timberland Co. (The) Class A (NON)                    13,570,968
     5,607,900 TJX Cos., Inc. (The)                                 128,925,621
     9,601,500 Wal-Mart Stores, Inc.                                517,040,775
       614,800 Williams-Sonoma, Inc. (NON)                           19,741,228
                                                                 --------------
                                                                  1,965,499,967

Schools (1.5%)
-------------------------------------------------------------------------------
     1,481,800 Apollo Group, Inc. Class A (NON)                     110,038,468
     2,963,700 Career Education Corp. (NON)                         149,251,932
                                                                 --------------
                                                                    259,290,400

Semiconductor (1.5%)
-------------------------------------------------------------------------------
     6,136,400 Applied Materials, Inc. (NON)                        133,528,064
     1,063,100 KLA-Tencor Corp. (NON)                                60,671,117
     2,667,100 Lam Research Corp. (NON)                              71,344,925
                                                                 --------------
                                                                    265,544,106

Software (8.8%)
-------------------------------------------------------------------------------
     1,490,300 Adobe Systems, Inc.                                   57,316,938
       699,100 Autodesk, Inc.                                        17,862,005
       921,800 Cadence Design Systems, Inc. (NON)                    15,274,226
       527,400 Electronic Arts, Inc. (NON)                           24,713,964
       883,800 Macromedia, Inc. (NON)                                15,952,590
       384,200 Mercury Interactive Corp. (NON)                       18,034,348
    27,965,100 Microsoft Corp.                                      773,235,015
    20,498,200 Oracle Corp. (NON)                                   283,080,142
     1,121,700 Siebel Systems, Inc. (NON)                            14,952,261
     6,213,200 Symantec Corp. (NON)                                 241,072,160
     1,357,300 VERITAS Software Corp. (NON)                          44,600,878
                                                                 --------------
                                                                  1,506,094,527

Technology Services (1.1%)
-------------------------------------------------------------------------------
     2,198,200 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                 52,031,394
       806,300 Affiliated Computer Services, Inc.
               Class A (NON)                                         44,709,335
       541,900 Cognizant Technology Solutions Corp.
               (NON)                                                 29,278,857
       536,300 Convergys Corp. (NON)                                  8,966,936
     1,326,900 Fiserv, Inc. (NON)                                    49,572,984
                                                                 --------------
                                                                    184,559,506

Telecommunications (0.5%)
-------------------------------------------------------------------------------
     2,160,800 CenturyTel, Inc.                                      57,045,120
     1,442,600 Sprint Corp. (FON Group)                              25,115,666
                                                                 --------------
                                                                     82,160,786

Textiles (0.4%)
-------------------------------------------------------------------------------
       541,200 Liz Claiborne, Inc.                                   19,358,724
     1,457,900 Reebok International, Ltd.                            56,537,362
                                                                 --------------
                                                                     75,896,086

Tobacco (1.0%)
-------------------------------------------------------------------------------
     2,964,200 Altria Group, Inc.                                   164,779,878

Toys (0.1%)
-------------------------------------------------------------------------------
       609,300 Mattel, Inc.                                          11,521,863

Transportation Services (0.2%)
-------------------------------------------------------------------------------
       455,700 United Parcel Service, Inc. Class B                   32,477,739
                                                                 --------------
               Total Common stocks (cost $15,153,826,057)       $17,206,690,836

Short-term investments (1.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $162,430,470 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.00% to 1.05% due February 2, 2004 (d)             $162,421,069
    68,206,781 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.85% to 1.13%
               and due dates ranging from February 2,
               2004 to March 30, 2004 (d)                            68,206,781
                                                                 --------------
               Total Short-term investments
               (cost $230,627,850)                                 $230,627,850
-------------------------------------------------------------------------------
               Total Investments
               (cost $15,384,453,907)                           $17,437,318,686
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $17,220,120,361.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
January 31, 2004 (Unaudited)

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $156,412,450
of securities on loan (identified cost $15,384,453,907)
(Note 1)                                                      $17,437,318,686
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           9,236,304
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                             66,496,259
-----------------------------------------------------------------------------
Receivable for securities sold                                     45,825,972
-----------------------------------------------------------------------------
Total assets                                                   17,558,877,221

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   31,199,391
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                        110,912,065
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       21,415,825
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          5,470,734
-----------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                869,988
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,925
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              4,989,490
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                162,421,069
-----------------------------------------------------------------------------
Other accrued expenses                                              1,473,373
-----------------------------------------------------------------------------
Total liabilities                                                 338,756,860
-----------------------------------------------------------------------------
Net assets                                                    $17,220,120,361

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $20,500,694,474
-----------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (8,792,608)
-----------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (5,324,646,284)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments                      2,052,864,779
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                            $17,220,120,361

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($10,797,818,880 divided by 666,813,046 shares)                        $16.19
-----------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.19)*                $17.09
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,743,138,808 divided by 192,235,869 shares)**                       $14.27
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($140,066,526 divided by 8,938,640 shares)**                           $15.67
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($286,432,153 divided by 18,696,253 shares)                            $15.32
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.32)*                $15.88
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($87,083 divided by 5,389 shares)                        $16.16
-----------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($3,252,576,911 divided by 195,143,990 shares)           $16.67
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2004 (Unaudited)

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $20,374)                         $87,529,756
-----------------------------------------------------------------------------
Interest                                                              794,610
-----------------------------------------------------------------------------
Securities lending                                                    139,530
-----------------------------------------------------------------------------
Total investment income                                            88,463,896

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   43,906,158
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     23,679,451
-----------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            111,004
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       36,105
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              14,585,098
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              14,199,508
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 778,317
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,144,509
-----------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     133
-----------------------------------------------------------------------------
Other                                                               2,573,456
-----------------------------------------------------------------------------
Non-recurring costs (Note 5)                                          340,331
-----------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                    (340,331)
-----------------------------------------------------------------------------
Total expenses                                                    101,013,739
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (3,757,235)
-----------------------------------------------------------------------------
Net expenses                                                       97,256,504
-----------------------------------------------------------------------------
Net investment loss                                                (8,792,608)
-----------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                1,437,763,161
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     9,104,022
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       599,041,533
-----------------------------------------------------------------------------
Net gain on investments                                         2,045,908,716
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations           $2,037,116,108
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(8,792,608)       $(606,793)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments        1,446,867,183   (1,954,645,100)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments       599,041,533    3,163,499,691
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                     2,037,116,108    1,208,247,798
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                                 --          (37,674)
-------------------------------------------------------------------------------
  Class Y                                                 --       (3,288,935)
-------------------------------------------------------------------------------
 From return of capital
  Class A                                                 --          (49,454)
-------------------------------------------------------------------------------
  Class Y                                                 --       (4,317,523)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (2,952,451,902)  (1,325,568,828)
-------------------------------------------------------------------------------
Total decrease in net assets                    (915,335,794)    (125,014,616)

Net assets
-------------------------------------------------------------------------------
Beginning of period                           18,135,456,155   18,260,470,771
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $8,792,608 and $--,
respectively)                                $17,220,120,361  $18,135,456,155
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                               (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $14.45          $13.42          $19.53          $30.22          $24.25          $21.36
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)              -- (d)         .01             .03             .08            (.11)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.74            1.02           (5.35)          (8.17)           9.06            4.53
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.74            1.03           (5.32)          (8.09)           8.95            4.48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              -- (d)        (.04)           (.01)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.75)          (2.59)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                    --              -- (d)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              -- (d)        (.79)          (2.60)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.19          $14.45          $13.42          $19.53          $30.22          $24.25
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     12.04*           7.68          (28.24)         (28.54)          37.76           22.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,797,819     $11,909,405     $11,811,007     $17,683,446     $25,277,820     $17,180,288
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .52*           1.02             .96             .88             .86             .90
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)              --* (e)        .10             .21             .33            (.37)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.68*          62.09           91.27          140.30           76.95           85.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01% of average net assets.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        January 31
Per-share                               (Unaudited)                                     Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.78          $11.96          $17.59          $27.68          $22.57          $20.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.05)           (.08)           (.08)           (.09)           (.31)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.54             .90           (4.80)          (7.40)           8.40            4.23
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.49             .82           (4.88)          (7.49)           8.09            4.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --            (.01)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.75)          (2.59)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --            (.75)          (2.60)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $14.27          $12.78          $11.96          $17.59          $27.68          $22.57
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.66*           6.86          (28.82)         (29.02)          36.69           21.43
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,743,139      $2,815,586      $3,406,811      $7,170,549     $11,692,070      $8,433,131
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .89*           1.77            1.71            1.63            1.61            1.65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)              (.38)*          (.65)           (.53)           (.42)          (1.12)          (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.68*          62.09           91.27          140.30           76.95           85.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the
                                  Six months                                                                        period
                                     ended                                                                         July 26,
                                  January 31                                                                       1999+ to
Per-share                         (Unaudited)                          Year ended July 31                          July 31
operating performance                 2004            2003            2002            2001            2000           1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $14.03          $13.13          $19.23          $30.00          $24.25         $24.64
-----------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)               (.06)           (.08)           (.09)           (.09)           (.33)            -- (d)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            1.70             .98           (5.26)          (8.08)           9.06           (.39)
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 1.64             .90           (5.35)          (8.17)           8.73           (.39)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                       --              --              --            (.01)             --             --
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --            (.75)          (2.59)          (2.98)            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                     --              --            (.75)          (2.60)          (2.98)            --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $15.67          $14.03          $13.13          $19.23          $30.00         $24.25
-----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               11.69*           6.85          (28.81)         (29.05)          36.79          (1.58)*
-----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $140,067        $157,925        $156,830        $244,232        $219,658           $822
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .89*           1.77            1.71            1.63            1.61            .03*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)             (.38)*          (.65)           (.54)           (.40)          (1.09)          (.02)*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               21.68*          62.09           91.27          140.30           76.95          85.05
-----------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                         January 31
Per-share                                (Unaudited)                                 Year ended July 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $13.70          $12.79          $18.71          $29.20          $23.61          $20.93
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.04)           (.05)           (.05)           (.04)           (.25)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.66             .96           (5.12)          (7.85)           8.82            4.43
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.62             .91           (5.17)          (7.89)           8.57            4.27
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --            (.01)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --            (.75)          (2.59)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --            (.75)          (2.60)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.32          $13.70          $12.79          $18.71          $29.20          $23.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     11.83*           7.12          (28.64)         (28.87)          37.13           21.83
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $286,432        $307,046        $317,614        $510,434        $674,784        $390,975
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .77*           1.52            1.46            1.38            1.36            1.40
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)              (.25)*          (.40)           (.29)           (.17)           (.87)           (.75)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     21.68*          62.09           91.27          140.30           76.95           85.05
---------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------
                                                        For the
                                       Six months        period
                                         ended         January 21,
                                       January 31       2003+ to
Per-share                             (Unaudited)       July 31,
operating performance                     2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                     $14.44          $12.98
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                   (.02)           (.01)
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                       1.74            1.47
-------------------------------------------------------------------------------
Total from
investment operations                     1.72            1.46
-------------------------------------------------------------------------------
Net asset value,
end of period                           $16.16          $14.44
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   11.91*          11.25*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $87             $13
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .64*            .67*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                 (.15)*          (.08)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                   21.68*          62.09
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
                                      January 31
Per-share                            (Unaudited)                                 Year ended July 31
operating performance                    2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $14.85          $13.80          $20.07          $30.89          $24.69          $21.66
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          .02             .05             .08             .14            (.04)             -- (d)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.80            1.04           (5.51)          (8.36)           9.22            4.62
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.82            1.09           (5.43)          (8.22)           9.18            4.62
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                          --            (.02)           (.09)           (.01)             --              --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --            (.75)          (2.59)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                 --            (.02)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --            (.04)           (.84)          (2.60)          (2.98)          (1.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $16.67          $14.85          $13.80          $20.07          $30.89          $24.69
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  12.26*           7.92          (28.08)         (28.33)          38.04           22.75
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $3,252,577      $2,945,482      $2,568,208      $3,383,428      $4,459,634      $2,406,418
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .39*            .77             .71             .63             .61             .65
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .12*            .34             .45             .58            (.12)             -- (e)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  21.68*          62.09           91.27          140.30           76.95           85.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01% of average net assets.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
January 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2004, the value of securities loaned amounted to $156,412,450. The fund received cash collateral of $162,421,069, which is pooled with collateral of other Putnam funds into 9 issuers of high-grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $5,492,784,891 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
$1,620,664,177   July 31, 2010
 3,872,120,714   July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $892,693,905 of losses recognized during the period November 1, 2002 to July 31, 2003.

The aggregate identified cost on a tax basis is $15,772,799,562, resulting in gross unrealized appreciation and depreciation of $2,199,731,490 and $535,212,366, respectively, or net unrealized appreciation of $1,664,519,124.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004 to the extent that the fund's net expenses, as a percentage of average net assets, exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2004, the fund paid PFTC $17,785,958 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2004, the fund's expenses were reduced by $3,757,235 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,213 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $619,529 and $7,547 from the sale of class A and class M shares, respectively, and received $4,529,901 and $25,762 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2004, Putnam Retail Management, acting as underwriter, received $16,843 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,849,537,902 and $6,655,528,857, respectively. There were no purchases and sales of U.S. government securities.

Note 4
Capital shares

At January 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                               Six months ended January 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         50,966,894      $777,574,958
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                    50,966,894       777,574,958

Shares repurchased                (208,512,035)   (3,200,503,102)
----------------------------------------------------------------
Net decrease                      (157,545,141)  $(2,422,928,144)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        168,122,202    $2,216,136,640
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            6,421            83,419
----------------------------------------------------------------
                                   168,128,623     2,216,220,059

Shares repurchased                (224,014,359)   (2,924,201,850)
----------------------------------------------------------------
Net decrease                       (55,885,736)    $(707,981,791)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,092,432      $122,719,472
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     9,092,432       122,719,472

Shares repurchased                 (37,164,531)     (505,764,374)
----------------------------------------------------------------
Net decrease                       (28,072,099)    $(383,044,902)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         25,822,271      $301,954,402
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                    25,822,271       301,954,402

Shares repurchased                 (90,347,411)   (1,049,145,028)
----------------------------------------------------------------
Net decrease                       (64,525,140)    $(747,190,626)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,006,892       $14,716,595
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,006,892        14,716,595

Shares repurchased                  (3,321,210)      (49,557,990)
----------------------------------------------------------------
Net decrease                        (2,314,318)     $(34,841,395)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,955,184       $51,342,005
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     3,955,184        51,342,005

Shares repurchased                  (4,643,466)      (59,315,160)
----------------------------------------------------------------
Net decrease                          (688,282)      $(7,973,155)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,262,870       $18,214,914
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     1,262,870        18,214,914

Shares repurchased                  (4,972,919)      (72,588,644)
----------------------------------------------------------------
Net decrease                        (3,710,049)     $(54,373,730)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,950,448       $49,554,711
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                     3,950,448        49,554,711

Shares repurchased                  (6,373,106)      (79,318,175)
----------------------------------------------------------------
Net decrease                        (2,422,658)     $(29,763,464)
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,614           $70,518
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                         4,614            70,518

Shares repurchased                        (116)           (1,806)
----------------------------------------------------------------
Net increase                             4,498           $68,712
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                891           $12,750
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                           891            12,750

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               891           $12,750
----------------------------------------------------------------

                               Six months ended January 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         30,991,785      $485,097,814
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    30,991,785       485,097,814

Shares repurchased                 (34,163,069)     (542,430,257)
----------------------------------------------------------------
Net decrease                        (3,171,284)     $(57,332,443)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         62,250,111      $841,265,074
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       560,923         7,606,458
----------------------------------------------------------------
                                    62,811,034       848,871,532

Shares repurchased                 (50,619,701)     (681,544,074)
----------------------------------------------------------------
Net increase                        12,191,333      $167,327,458
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachu setts on October 28, 2003 against Putnam Management in connection with alleged market-timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended January 31, 2004, Putnam Management has assumed $340,331 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   For shares purchased on or after April 19, 2004, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For more information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA016-211461  007/883/530  3/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Voyager Fund
Supplement to Semiannual Report dated 1/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/04

                                                                        NAV

6 months                                                              12.26%
1 year                                                                30.44
5 years                                                               -9.04
Annual average                                                        -1.88
10 years                                                             134.20
Annual average                                                         8.88
Life of fund (since class A inception, 4/1/69)
Annual average                                                        12.09

Share value:                                                            NAV

7/31/03                                                              $14.85
1/31/04                                                              $16.67

----------------------------------------------------------------------------

Distributions:  The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 1, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 1, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 1, 2004